Exhibit 99.2

Breakthrough Products, Inc.

(A Corporation)

Unaudited Condensed Financial Statements

For the nine months ended September 30, 2015 and 2014

F-1

BREAKTHROUGH PRODUCTS, INC.

CONDENSED BALANCE SHEETS

	September 30, 2015	December 31, 2014
	(unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$2,969,028	$9,130,895
Accounts receivable, net	345,411	806,076
Inventories, net	230,201	1,287,684
Prepaid and other current assets	96,941	874,239

Total current assets	3,641,581	12,098,894

Fixed assets, net of accumulated depreciation	-	133,278

Other assets
Deposits		41,026
Total other assets	-	41,026
TOTAL ASSETS	$3,641,581	$12,273,198

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued expenses	$2,305,390	$876,558

Total current liabilities	2,305,390	876,558

Total liabilities	2,305,390	876,558

Commitments and contingencies	-	-

Stockholders’ Equity
Preferred Stock, $0.0001 par value, all series: 31,888,895 shares authorized;
Series A Convertible Preferred Stock, $0.0001 par value, 6,882,241 shares designated 6,882,241 shares issued and outstanding	688	688
Series B Convertible Preferred Stock, $0.0001 par value, 9,780,073 shares designated 9,780,069 shares issued and outstanding	978	978
Series C Convertible Preferred Stock, $0.0001 par value, 15,226,581 shares designated 15,226,571 shares issued and outstanding	1,523	1,523
Common Stock, $0.0001 par value, all series: 43,000,000 and 42,786,899 shares authorized, respectively; 4,371,793 issued and outstanding	437	437
Additional paid-in capital	26,932,664	26,941,097
Accumulated deficit	(25,600,099)	(15,548,083)
Total stockholders’ equity	1,336,191	11,396,640
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$3,641,581	$12,273,198

See the accompanying notes to these unaudited condensed financial statements

F-2

BREAKTHROUGH PRODUCTS, INC.

UNAUDITED CONDENSED STATEMENTS OF OPERATIONS

	Nine months ended September,
	2015	2014
Revenues:
Net revenues	$597,014	$2,033,278
Cost of goods sold	1,145,571	641,343
Gross (loss) profit	(548,557)	1,391,935

Operating expenses:
Selling and marketing	5,428,337	3,569,105
General and administrative	3,934,017	3,187,471
Depreciation and amortization	20,069	13,270
Total operating expenses	9,382,423	6,769,846

Loss from operations	(9,930,980)	(5,377,911)

Other income (expense):
Interest income	6,805	13,026
Interest expense	-	(75,195)
Loss on disposal of fixed assets	(127,841)	-
Total other expenses	(121,036)	(62,169)

Net loss	$(10,052,016)	$(5,440,080)
BASIC AND DILUTED – INCOME (LOSS) PER SHARE	$(2.30)	$(1.25)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and Diluted	4,371,793	4,357,211

See the accompanying notes to these unaudited condensed financial statements

F-3

BREAKTHROUGH PRODUCTS, INC.

UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS

	Nine months ended September 30,
	2015	2014
CASH FLOWS USED IN OPERATING ACTIVITIES:
Net loss	$(10,052,019)	$(5,440,080)
Adjustments to reconcile net profit loss to cash used in operating activities:
Depreciation and amortization	20,069	13,270
Bad debt	71,291	-
Write off of inventory	882,000	2,292
Loss on disposal of fixed assets	127,840	-

Changes in operating assets and liabilities:
Accounts receivable	389,374	(737,035)
Inventories	175,483	(698,017)
Prepaid expenses and other assets	818,323	22,498
Accounts payable and accrued expenses	1,428,835	695,015

Net cash used in operating activities	(6,138,803)	(6,142,057)

CASH FLOWS USED IN INVESTING ACTIVITIES:

Purchases of property and equipment	(14,631)	(142,301)
Net cash used in investing activities	(14,631)	(142,301)

CASH FLOWS FROM FINANCING ACTIVITIES:

Common stock exercised	-	2,602
Proceeds from Convertible Series C Preferred Stock	-	17,244,821
Legal fees Series C Preferred Stock	(8,433)	-
Net cash (used in) provided by financing activities	(8,433)	17,247,423

Net (decrease) increase in cash and cash equivalents	(6,161,867)	10,963,065

Cash and cash equivalents, beginning of period	9,130,895	2,391,695

Cash and cash equivalents, end of period	$2,969,028	$13,354,760

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$-	$-
Cash paid for taxes	$-	$-
SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES:
Series C Preferred stock issued for conversion of Series C Convertible notes and accrued interest	$-	$2,286,814

See the accompanying notes to these unaudited condensed financial statements

F-4

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A summary of the significant accounting policies applied in the presentation of the accompanying financial statements follows:

Organization and nature of operations

Breakthrough Products, Inc. (the “Company”) was incorporated on July 28, 2009 in Delaware. The Company is in the business of producing, marketing and selling Urgent Rx, a line of fast-acting, portable OTC medications in an innovative, fast-acting flavored powder format available in convenient, single-dose, credit card-sized packets for easier portability and accessibility.

Use of estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition

Revenue is recognized in accordance with Staff Accounting Bulletin (“SAB”) No. 101, Revenue Recognition in Financial Statements, as revised by SAB No. 104. The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured. Ownership and title of Company products pass to customers upon delivery of the products to the customers. Freight billed to customers is presented as revenues, and the related freight costs are presented as cost of goods sold.

Revenue is presented net of estimated returns and allowances, discounts, sales incentives and promotions including, price reductions, coupons, rebate offers and placement/slotting fees.

Cash and cash equivalents

For financial statement purposes, the Company considers all highly-liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

Accounts receivable - trade

Accounts receivable are stated net of allowances for possible bad debt and future chargebacks. Management estimates these possible losses based on payment history of specific customers having specific balances, and establishes an allowance for the remaining accounts receivable based on historical experience. Accounts are written off after all reasonable collection efforts have been exhausted and management concludes that likelihood of collection is remote. Any future recoveries are applied against the allowance for doubtful accounts. The Company’s policy is to extend credit to customers that management has determined to be credit worthy.

Trade accounts receivable and the allowance as of September 30, 2015 and December 31, 2014 were as follows:

	9/30/2015	12/31/2014
Trade accounts receivable	$416,702	$806,076
Allowance	(71,291)	-
Trade accounts receivable, net	$345,411	$806,076

During the nine months ended September 30, 2015 and 2014, the Company charged to operations bad debts expense of $71,291 and $0 respectively.

F-5

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

Fixed assets

Fixed assets are carried at cost less accumulated depreciation. The Company capitalizes expenditures related to property and equipment, subject to a minimum rule, that have a useful life greater than one year for: (1) assets purchased; (2) existing assets that are replaced, improved or the useful lives have been extended; or (3) all land, regardless of cost. Acquisitions of new assets, additions, replacements and improvements (other than land) costing less than the minimum rule in addition to maintenance and repair costs, including any planned major maintenance activities, are expensed as incurred. The costs of assets sold, retired, or otherwise disposed of, and the related accumulated depreciation, are eliminated from the accounts, and any resulting gain or loss is reflected in income.

Depreciation is recorded on a straight-line basis over the estimated useful lives of the respective assets as follows:

Computer equipment and software	3-5 years
Office equipment	7 years

Advertising

The Company expenses advertising costs as they are incurred. Advertising expenses amounted to $3,811,498 and $3,548,425 for the nine months ended September 30, 2015 and 2014, respectively. Advertising consists of the following items: Media, Social Media, Creative graphic design and production, Market research, In show Integration (Ellen and The Doctor’s), Strategic Partnerships, Public Relations, Trade shows, Packaging design, Marketing coupons and Website.

Income taxes

The Company utilizes Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) 740, “Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the tax basis of assets and liabilities and their financial reporting amounts based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. A valuation allowance is recorded when it is “more likely-than-not” that a deferred tax asset will not be realized.

The Company generated a deferred tax asset through net operating loss carry-forward. However, a valuation allowance of 100% has been established due to the uncertainty of the Company’s realization of the net operating loss carry forward prior to its expiration.

Inventory

Inventory consists of raw materials, components and finished goods. The Company’s inventory is stated at the lower of cost (FIFO cost basis) or market.

Research and Development

Costs incurred in connection with the research and development of new products and processing methods are charged to general and administrative expenses as incurred.

Shipping costs

Shipping costs are the costs associated with all inbound inventory received and outbound freight on product sold and are included in cost of goods sold.

F-6

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

Stock-Based Compensation

The Company has adopted the provisions of ASC 718. The Company estimates the fair value of stock options using a binomial model, consistent with the provisions of ASC 718 and SEC SAB No. 107, Share-Based Payment. Option-pricing models require the input of highly subjective assumptions, including the price volatility of the underlying stock. The Company determined that the use of implied volatility is expected to be more reflective of market conditions and, therefore, could reasonably be expected to be a better indicator of the Company’s stock’s expected volatility than historical volatility. The expected term assumption used in calculating the estimated fair value of the Company’s stock-based compensation awards using the binomial model is based on detailed historical data about employees’ exercise behavior, vesting schedules, and death and disability probabilities. In addition, the Company is required to estimate the expected forfeiture rate and only recognize expense for those shares expected to vest. The Company estimates the forfeiture rate based on historical experience of its stock-based awards that are granted, exercised and cancelled. The Company believes the resulting binomial calculation provides a more refined estimate of the fair value of our employee stock options.

Warehousing costs

Warehouse costs include all third party warehouse rent fees for The Hibbert Group (THG) and any additional costs relating to assembly or special pack-outs of Company products are charged to general and administrative expenses as incurred.

Product display costs

All displays manufactured and purchased by the Company for placement of product in retail stores. This also includes all costs for display execution and setup and retail services are charged to general and administrative expenses as incurred.

Convertible notes payable

The Company evaluates and accounts for conversion options embedded in its convertible instruments in accordance with professional standards for “Accounting for Derivative Instruments and Hedging Activities.” Professional standards generally provide three criteria that, if met, require companies to bifurcate conversion options from their host instruments and account for them as free standing derivative financial instruments. These three criteria include circumstances in which (a) the economic characteristics and risks of the embedded derivative instrument are not clearly and closely related to the economic characteristics and risks of the host contract, (b) the hybrid instrument that embodies both the embedded derivative instrument and the host contract is not re-measured at fair value under otherwise applicable generally accepted accounting principles with changes in fair value reported in earnings as they occur and (c) a separate instrument with the same terms as the embedded derivative instrument would be considered a derivative instrument. Professional standards also provide an exception to this rule when the host instrument is deemed to be conventional as defined under professional standards as “The Meaning of “Conventional Convertible Debt Instrument.”

The Company accounts for convertible instruments (when it has determined that the embedded conversion options should not be bifurcated from their host instruments) in accordance with professional standards when “Accounting for Convertible Securities with Beneficial Conversion Features,” as those professional standards pertain to “Certain Convertible Instruments.” Accordingly, the Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. Debt discounts under these arrangements are amortized over the term of the related debt to their earliest date of redemption. The Company also records when necessary deemed dividends for the intrinsic value of conversion options embedded in preferred shares based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note.

ASC 815-40 provides that, among other things, generally, if an event is not within the entity’s control or could require net cash settlement, then the contract shall be classified as an asset or a liability.

Organizational costs

Organizational costs recorded in 2010 related to the Company’s formation. These costs were fully amortized during fiscal period 2014.

F-7

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

Diluted shares

There were 63,754,846 and 60,699,160 outstanding common share equivalents at September 30, 2015 and 2014, respectively.

	September 30, 2015	September 30, 2014
Series A Convertible Preferred Stock	31,325,630	31,325,630
Series B Convertible Preferred Stock	16,068,996	16,068,996
Series C Convertible Preferred Stock	11,681,305	11,681,305
Options	3,835,034	1,623,229
Warrants	843,881	-
Total	63,754,846	60,699,160

Recent accounting pronouncements

ASU 2015-03

In April 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-03, “Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs”. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The amendments are effective for financial statements issued for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. The amendments are to be applied on a retrospective basis, wherein the balance sheet of each individual period presented is adjusted to reflect the period-specific effects of applying the new guidance. The Company is evaluating the possible effect of this guidance on its financial statements.

ASU 2015-02

In February 2015, the FASB issued ASU No. 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis”, which is intended to improve targeted areas of consolidation guidance for legal entities such as limited partnerships, limited liability corporations, and securitization structures (collateralized debt obligations, collateralized loan obligations, and mortgage-backed security transactions). The ASU focuses on the consolidation evaluation for reporting organizations that are required to evaluate whether they should consolidate certain legal entities. In addition to reducing the number of consolidation models from four to two, the new standard simplifies the FASB Accounting Standards Codification and improves current U.S. GAAP by placing more emphasis on risk of loss when determining a controlling financial interest, reducing the frequency of the application of related-party guidance when determining a controlling financial interest in a variable interest entity (“VIE”), and changing consolidation conclusions for companies in several industries that typically make use of limited partnerships or VIEs. The ASU will be effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. Early adoption is permitted, including adoption in an interim period. The Company does not expect the adoption of ASU 2015-02 to have a material effect on its financial position, results of operations or cash flows.

ASU 2015-01

In January 2015, the FASB issued ASU No. 2015-01, “Income Statement - Extraordinary and Unusual Items (Subtopic 225-20): Simplifying Income Statement Presentation by Eliminating the Concept of Extraordinary Items.” This ASU eliminates from U.S. GAAP the concept of extraordinary items. ASU 2015-01 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. A reporting entity may apply the amendments prospectively. The Company does not expect the adoption of ASU 2015-01 to have a material effect on its financial position, results of operations or cash flows.

F-8

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

ASU 2014-17

In November 2014, the FASB issued ASU No. 2014-17, “Business Combinations (Topic 805): Pushdown Accounting.” This ASU provides an acquired entity with an option to apply pushdown accounting in its separate financial statements upon occurrence of an event in which an acquirer obtains control of the acquired entity. An acquired entity may elect the option to apply pushdown accounting in the reporting period in which the change-in-control event occurs. If pushdown accounting is applied to an individual change-in-control event, that election is irrevocable. ASU 2014-17 was effective on November 18, 2014. The adoption of ASU 2014-17 did not have any effect on the Company’s financial position, results of operations or cash flows.

ASU 2014-16

In November 2014, the FASB issued ASU 2014-16, “Derivatives and Hedging (Topic 815).” ASU 2014-16 addresses whether the host contract in a hybrid financial instrument issued in the form of a share should be accounted for as debt or equity. ASU 2014-16 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. The Company does not currently have issued, nor is it an investor in, hybrid financial instruments. Accordingly, The Company does not expect the adoption of ASU 2014-16 to have any effect on its financial position, results of operations or cash flows.

ASU 2014-15

In August 2014, the FASB issued ASU No. 2014-15, “Presentation of Financial Statements - Going Concern (Subtopic 205-40)”. ASU 2014-15 provides guidance related to management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and to provide related footnote disclosure. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for interim and annual periods thereafter. Early application is permitted. The Company does not expect the adoption of ASU 2014-15 to have a material effect on its financial position, results of operations or cash flows.

ASU 2014-12

In June 2014, the FASB issued ASU No. 2014-12, “Compensation – Stock Compensation (Topic 718): Accounting for Share-Based Payments When the Terms of an Award Provide That a Performance Target Could Be Achieved after the Requisite Service Period.” This ASU requires that a performance target that affects vesting and that could be achieved after the requisite service period be treated as a performance condition. ASU 2014-12 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015. The Company does not expect the adoption of ASU 2014-12 to have a material effect on its financial position, results of operations or cash flows.

ASU 2014-09

In May 2014, the FASB issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606).” ASU 2014-09 affects any entity using U.S. GAAP that either enters into contracts with customers to transfer goods or services or enters into contracts for the transfer of nonfinancial assets unless those contracts are within the scope of other standards (e.g., insurance contracts or lease contracts). ASU 2014-09 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. The Company is still evaluating the effect of the adoption of ASU 2014-09. On April 1, 2015, the FASB voted to propose to defer the effective date of the new revenue recognition standard by one year.

ASU 2014-08

In April 2014, the FASB issued ASU No. 2014-08, “Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360) and Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity.” ASU 2014-08 amends the definition for what types of asset disposals are to be considered discontinued operations, as well as amending the required disclosures for discontinued operations and assets held for sale. ASU 2014-08 is effective for fiscal years, and interim periods within those fiscal years, beginning on or after December 15, 2014. The adoption of ASU 2014-08 did not have any effect on the Company’s financial position, results of operations or cash flows.

There were various updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on the Company’s financial position, results of operations or cash flows.

F-9

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

NOTE 2 - CONCENTRATION OF CREDIT RISK

Cash and cash equivalents

The Company maintains its cash and cash equivalents in banks insured by the Federal Deposit Insurance Corporation (FDIC) in accounts that at times may be in excess of the federally insured limit of $250,000. The Company minimizes this risk by placing its cash deposits with major financial institutions. At September 30, 2015 and 2014, the uninsured balances amounted to approximately $2,719,028 and $12,854,760 respectively.

Accounts receivable

As of September 30, 2015, four customers accounted for 77% of the Company’s accounts receivable. As of December 31, 2014, four customers accounted for 72% of the Company’s accounts receivable.

Major customers

For the nine months ended September 30, 2015, six customers accounted for approximately 70% of the Company’s gross revenues. For the nine months ended September 30, 2014, four customers accounted for approximately 80% of the Company’s gross revenues. Substantially all of the Company’s business is with companies in the United States.

Major supplier

For the nine months ended September 30, 2015 and 2014, the Company’s products were manufactured by two suppliers located in New Paltz, New York and Ogden, Utah. It is the opinion of management that the product can be produced by other manufacturers and the choice to utilize these suppliers is not a significant concentration.

NOTE 3 - INVENTORY

Inventory consists of raw materials, components and finished goods. The Company’s inventory is stated at the lower of cost (FIFO cost basis) or market.

The carrying value of inventory consisted of the following:

	9/30/2015	12/31/2014
Raw Materials	$239,751	$42,598
Finished goods	872,450	1,245,086
Allowance for obsolete inventory	(882,000)	-
	$230,201	$1,287,684

During the nine months ended September 30, 2015 and 2014, the Company wrote-off inventory worth of $882,000 and $2,292, respectively. In 2014, the Company recognized a gain of $7,919 on the disposal of inventory.

NOTE 4 - PREPAID EXPENSES AND OTHER CURRENT ASSETS

At September 30, 2015 and December 31, 2014, prepaid expenses consisted of the following:

	9/30/2015	12/31/2014
Prepaid insurance	$59,634	$42,025
Displays	-	45,105
Media	-	747,783
Legal	-	5,565
Rent and parking	650	13,386
Services	-	5,456
Entertainment	19,284	-
Deposits	8,248	5,492
Conventions	9,125	9,427
Total	$96,941	$874,239

F-10

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

NOTE 5 - FIXED ASSETS

At September 30, 2015 and December 31, 2014, fixed assets consisted of the following:

	9/30/2015	12/31/2014
Office furniture equipment	$-	$188,569
	-	188,569
Less: accumulated depreciation	-	(55,291)
Fixed assets, net	$-	$133,278

Depreciation expense for the nine months ended September 30, 2015 and 2014, amounted to $20,069 and $11,839, respectively. In 2015, the Company recognized a loss of $127,840 on the disposal of all assets.

NOTE 6 - ORGANIZATIONAL EXPENSES

At September 30, 2015 and December 31, 2014, organizational expenses consisted of the following:

	9/30/2015	12/31/2014
Organizational Expenses	$-	$28,606
	-	28,606
Less: accumulated amortization	-	(28,606)
Organizational Expenses, net	$-	$-

Amortization expense for the nine months ended September 30, 2015 and 2014, amounted to $0 and $1,430, respectively.

NOTE 7 - ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

As of September 30, 2015 and December 31, 2014, accounts payable and accrued liabilities consisted of the following:

	9/30/2015	12/31/2014
Accounts payable	$632,561	$-
Accrued expenses	1,652,762	863,064
Accrued vacation	20,067	13,494
Total	$2,305,390	$876,558

NOTE 8 - CONVERTIBLE NOTES

On July 2, 2014, these notes along with accrued interest of $75,195 were converted into 1,847,175 shares of Series C Preferred stock at a conversion price of $1.2380 per share.

NOTE 9 - STOCKHOLDERS’ EQUITY AND OPTIONS

1. STOCKHOLDERS’ EQUITY:

Certificate of Incorporation and its Amendments:

As per the Third Amended and Restated Certificate of Incorporation filed with the Secretary of State on June 17, 2014, the total number of shares of all classes of stock which the Company shall have authority to issue is 74,675,794 shares, of which (i) 42,786,899 shares have been designated common stock, par value $0.0001 per share (“Common Stock”), and (ii) 31,888,895 shares have been designated preferred stock, par value $0.0001 per share (“Preferred Stock”).

Of the total 31,888,885 authorized Preferred Stock, 6,882,241 shares of the authorized Preferred Stock are designated “Series A Preferred Stock”, 9,780,073 shares of the authorized Preferred Stock are designated “Series B Preferred Stock” and 15,226,581 shares of the authorized Preferred Stock were hereby designated “Series C Preferred Stock”, each with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations:

F-11

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

Voting: On any matter presented to the stockholders of the corporation for their action or consideration at any meeting of the Company, each holder of outstanding shares of Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of preferred stock shall vote together with the holders of Common Stock as a single class.

Dividend: The Company shall not declare, pay or set aside any dividends on shares of any other class or series of capital stock of the Company (other than dividends on shares of Common Stock payable in shares of Common Stock) unless (in addition to the obtaining of any consents required elsewhere in the Certificate of Incorporation) each of the holders of the Preferred Stock then outstanding shall first receive a dividend, on each outstanding share of Preferred Stock, in an amount equal to eight percent (8%) of the Series A Original Issue Price, the Series B Original Issue Price, or the Series C Original Issue Price, as the case may be, per share per annum. Thereafter, any additional dividend shall be payable on a pro rata basis to the holders of Common Stock and Preferred Stock (assuming the conversion of Preferred Stock into Common Stock .at the then current Series A Conversion Price, Series B Conversion Price, or Series C Conversion Price (each as defined below)). The foregoing dividend shall not be cumulative and shall be. payable only if, when and as declared by the Board of Directors. The “Series A Original Issue Price” shall mean $0.2197 per share; the “Series B Original Issue Price” shall mean $0.60863 per share; and the “Series C Original Issue Price” shall mean $1.3035 per share, in each case subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Preferred Stock.

Liquidation: In the event of a Deemed Liquidation Event and in preference to the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock or any security ranking junior to the Series C Preferred Stock, the holders of shares of Series C Preferred Stock then outstanding shall be entitled to be paid out of the assets of the corporation available for distribution to its stockholders, before any payment shall be made to the holders of Junior Stock. If upon any such Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of the Series C Preferred Stock the full amount to which they shall be entitled, the holders of the Series C Preferred Stock shall share ratably in the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such Deemed Liquidation Event if all amounts payable on or with respect to such shares were paid in full.

Conversion: Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and no assessable shares of Common Stock as is determined by dividing (i) in the case of the Series A Preferred Stock, the Series A Original Issue Price by the Series A Conversion Price (as defined below), (ii) in the case of the Series B Preferred Stock, the Series B Original Issue Price by the Series B Conversion Price (as defined below), and (iii) in the case of the Series C Preferred Stock, the Series C Original Issue Price by the Series C Conversion Price (as defined below), each as in effect at the time of conversion. The “Series A Conversion Price” shall initially be equal to $0.2197 per share, the “Series B Conversion Price” shall initially be equal to $0.60863 per share, and the “Series C Conversion Price” shall initially be equal to $1.3035 per share. Such initial Series A Conversion Price, Series B Conversion Price, Series C Conversion Price, and the rate at which shares of Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment.

Common Stock:

During the nine months ended September 30, 2014, the Company issued 32,364 shares of common stock valued at $2,602 upon exercise of stock options.

As of September 30, 2015 and December 31, 2014, the Company had 4,371,793 shares of common stock issued and outstanding.

As of September, 30, 2015 and December 31, 2014, the Company was authorized to issue 43,000,000 and 42,786,899 shares of common stock, respectively.

Series A Convertible Preferred Stock:

As of September 30, 2015 and December 31, 2014, the Company had 6,822,241 shares of Series A Convertible Preferred stock issued and outstanding.

As of September 30, 2015 and December 31, 2014, the Company was authorized to issue 6,882,241 shares of Series A Convertible Preferred Stock.

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BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

Series B Convertible Preferred Stock:

As of September 30, 2015 and December 31, 2014, the Company had 9,780,073 shares of Series B Convertible Preferred stock issued and outstanding.

As of September 30, 2015 and December 31, 2014, the Company was authorized to issue 9,780,073 shares of Series B Convertible Preferred Stock.

Series C Convertible Preferred Stock:

On April 4, 2014, 13,379,396 shares of Series C Preferred Stock were issued at $1.3035 per share with a total amount raised of $17,244,821 (net of financing cost of $195,237).

On July 2, 2014, 1,847,175 shares of Series C Preferred Stock were issued at approximately $1.2380 per share per share or the conversion of Series C convertible notes payable and accrued interest $2,286,814.

As of September 30, 2015 and December 31, 2014, the Company had 15,226,581 shares of Series C Convertible Preferred Stock issued and outstanding, respectively.

As of September 30, 2015 and December 31, 2014, the Company was authorized to issue 15,226,581 shares of Series C Convertible Preferred Stock.

2. OPTIONS:

In 2009, the Company’s board of directors approved the Company’s 2009 Equity Incentive Plan and the reservation of shares of common stock for issuance under the plan. The plan was approved by the Company’s shareholders on October 1, 2009.

During the nine months ended September 30, 2015, the Company granted 1,922,356 options with an exercise price of $0.43 per share to seven individuals.

At September 30, 2015, 3,385,034 shares of the Company’s common stock were issuable pursuant to options granted to employees and consultants of the Company under the 2009 Equity Incentive Plan.

The stock option activity for the period ended September 30, 2015 is as follows:

	Options Outstanding	Weighted Average Exercise Price
Outstanding at December 31, 2014	1,462,678	$0.30
Granted	1,922,356	0.43
Exercised	-	-
Expired or canceled	-	-
Outstanding at September 30, 2015	3,385,034	$0.37

All options were cancelled at closing on November 12, 2015 when Synergy CHC Corp acquired the Company.

F-13

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

3. WARRANTS:

	Warrants Outstanding	Weighted Average Exercise Price
Outstanding at December 31, 2014	-	$-
Granted	843,881	0.43
Exercised	-	-
Expired or canceled	-	-
Outstanding at September 30, 2015	843,881	$0.43

As of September 30, 2015, there were 843,881 warrants issued and outstanding. At the end of 2014, there were no outstanding warrants.

NOTE 10 - RELATED PARTY TRANSACTIONS

During 2015 and 2014, a material shareholder, Jordan Eisenberg, was the Chief Executive Officer of the Company. During the nine months ended September 30, 2015 and 2014, the Company paid him compensation of $187,500 and $162,500, respectively.

NOTE 11 - COMMITMENTS AND CONTINGENCIES

Operating leases

In April 2014, the Company entered into an extension of a non-cancellable operating lease for office space that expires on March 31, 2017. From October 18, 2012 through December 31, 2014, the Company had the same operating lease, with an addition of additional office space that was added with the renewal in April 2014. Rent expense under these leases for the nine months ended September 30, 2015 and 2014 was $68,876 and $64,134, respectively.

The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of September 30, 2015:

Year ending December 31:
2015	$27,119
2016	108,476
2017	27,294
Total	$162,889

On December 8, 2014, the Company entered into a non-cancellable 36 month phone lease with an estimated cost of $894 a month.

The following is a schedule by years of future minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year as of September 30, 2015:

Year ending December 31:
2015	$2,682
2016	10,728
2017	9,834
Total	$23,244

Litigation and claims

Certain conditions may exist as of the date of the financial statements are issued that may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and its legal counsel asses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of the amount of relief sought or expected to be sought therein.

F-14

BREAKTHROUGH PRODUCTS, INC.

NOTES TO THE UNAUDITED CONDENSED FINANCIAL STATEMENTS

SEPTEMBER 30, 2015 AND 2014

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable, but is reasonably probable, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

Management believes that there are no current legal matters that would have a material effect on the Company’s financial position or results of operations.

NOTE 12 - GOING CONCERN

The Company’s unaudited condensed consolidated financial statements are prepared using U.S. GAAP applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company had an accumulated deficit at September 30, 2015 and December 31, 2014 of $25,600,099 and $15,548,083, respectively.

The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it establishes a revenue stream and becomes profitable. If the Company is unable to obtain adequate capital it could be forced to cease operations.

In order to continue as a going concern and to develop a reliable source of revenues, and achieve a profitable level of operations the Company will need, among other things, additional capital resources. Management’s plans to continue as a going concern include raising additional capital through borrowing and sales of common stock. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans.

The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described in the preceding paragraph and eventually secure other sources of financing and attain profitable operations. The accompanying unaudited condensed consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 13 - SUBSEQUENT EVENTS

In accordance with FASB ASC 855, “Subsequent Events”, the Company has evaluated subsequent events through February 11, 2016, the date on which these financial statements were available to be issued.

On November 12, 2015, the Company entered into a Stock Purchase Agreement with Synergy CHC Corp. for the sale of all the issued and outstanding capital stock of the Company for 6,000,000 shares of Synergy CHC Corp. common stock that was issued to a trust for the benefit of the sellers. In addition to the above consideration, Synergy CHC Corp. agreed to pay a royalty to the trust equal to 5% of gross sales of UrgentRx following the first $5,000,000 in gross sales of UrgentRx, on a quarterly basis for a period of seven years from the Closing Date. On December 17, 2015, the Company, Synergy CHC Corp. and the trust entered into a settlement and release agreement, pursuant to which 3,000,000 shares of Synergy CHC Corp. were returned by the trust to Synergy CHC Corp., the royalty term was reduced from seven years to five years, and Synergy CHC Corp. issued to the trust a three-year warrant to purchase up to 1,000,000 shares of Synergy CHC Corp. common stock at an exercise price of $5.00 per share.

F-15